                                                                Sub-item 77Q1(a)

                                AMENDMENT NO. 11
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                         AIM INVESTMENT SECURITIES FUNDS

          This Amendment No. 11 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Investment Securities Funds to AIM Investment Securities Funds (Invesco Investment Securities Funds); and

          WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names effective April 30, 2010:

CURRENT NAME                                        NEW NAME
------------                         --------------------------------------
AIM Core Bond Fund                   Invesco Core Bond Fund
AIM Dynamics Fund                    Invesco Dynamics Fund
AIM Global Real Estate Fund          Invesco Global Real Estate Fund
AIM High Yield Fund                  Invesco High Yield Fund
AIM Income Fund                      Invesco Income Fund
AIM Limited Maturity Treasury Fund   Invesco Limited Maturity Treasury Fund
AIM Money Market Fund                Invesco Money Market Fund
AIM Municipal Bond Fund              Invesco Municipal Bond Fund
AIM Real Estate Fund                 Invesco Real Estate Fund
AIM Short Term Bond Fund             Invesco Short Term Bond Fund
AIM U.S. Government Fund             Invesco U.S. Government Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Any and all references to AIM Investment Securities Funds are hereby changed to AIM Investment Securities Funds (Invesco Investment Securities Funds).

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
---------                                        ---------------------------
Invesco Core Bond Fund                           Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Dynamics Fund                            Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco Global Real Estate Fund                  Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco High Yield Fund                          Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco High Yield Securities Fund               Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

Invesco Income Fund                              Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco Limited Maturity Treasury Fund           Class A Shares
                                                 Class A2 Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
---------                                        ---------------------------
Invesco Money Market Fund                        Class A5 Shares
                                                 Class B Shares
                                                 Class B5 Shares
                                                 Class C Shares
                                                 Class C5 Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 AIM Cash Reserve Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco Municipal Bond Fund                      Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Investor Class Shares

Invesco Real Estate Fund                         Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco Short Term Bond Fund                     Class A Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco U.S. Government Fund                     Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco Van Kampen Core Plus Fixed Income Fund   Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

Invesco Van Kampen Corporate Bond Fund           Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
---------                                        ---------------------------
Invesco Van Kampen Government Securities Fund    Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Van Kampen High Yield Fund               Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Van Kampen Limited Duration Fund         Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares"